UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2023

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

335 Madison Avenue, 4th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RBT WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 – Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2023, Rubicon Technologies, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to effect a 1-for-8 reverse stock split, such that every eight shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding or held as treasury stock was automatically combined and converted into one share of Common Stock, without any change in the number of authorized shares or the par value per share (the “Reverse Stock Split”). The Reverse Stock Split was previously approved by the Company’s board of directors and authorized by the Company’s stockholders at the Company’s annual meeting of stockholders. The Reverse Stock Split became effective immediately after the close of trading on the New York Stock Exchange (the “NYSE”) on September 26, 2023, and the Common Stock began trading on the NYSE on a split-adjusted basis at the opening of trading on September 27, 2023, under new CUSIP number 78112J208.

Additionally, equitable adjustments corresponding to the Reverse Stock Split ratio were made to (i) issued and outstanding shares of all other classes of stock of the Company, (ii) the exercise prices of and number of shares of Common Stock underlying the Company’s public and private warrants, (iii) the number of shares of Common Stock underlying the Company’s outstanding equity awards, and (iv) the number of shares of Common Stock issuable under the Company’s equity incentive plan. No fractional shares were issued in connection with the Reverse Stock Split. Any stockholder who would otherwise be entitled to receive a fractional share instead became entitled to receive one whole share of Common Stock in lieu of such fractional share.

The foregoing descriptions of the Reverse Stock Split and the Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits No.	Description
3.1	Certificate of Amendment, dated September 26, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: September 27, 2023

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